                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   May 8, 2000
-------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)


                            All Star Gas Corporation
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Missouri                        1-11393                    43-1494323
---------------             ---------------------         ---------------------
 (State of                  (Commission File No.)            (IRS Employer
 Incorporation)                                            Identification No.)


                                  P.O. Box 303
                           119 West Commercial Street
                             Lebanon, Missouri 65536
-------------------------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (417) 532-3103
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.

Effective May 8, 2000, the Company sold its operating locations in California, Nevada, Idaho, Washington and Oregon to AmeriGas Propane, L.P., a Delaware limited partnership. The purchase price was $39.0 million plus the value of working capital items.

Item 7.  Financial Statements and Exhibits.

        (2) Pro Forma Financial Information

The pro forma condensed consolidated statements of operations for the year ended June 30, 1999 and for the nine months ended March 31, 2000, give effect to the dispositions and the related transactions as if they had occurred on the first day of the respective periods. The pro forma condensed consolidated balance sheet as of March 31, 2000 has been prepared as if the dispositions had occurred on that date. The pro forma financial information does not purport to present the financial position or results of operations of the Company had the dispositions actually been completed as of the dates indicated. In addition, the pro forma financial information is not necessarily indicative of future results of operations.


                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000
                             (Dollars in Thousands)

                                                                Historical
                                                          -----------------------
                                                                        Divested
                                                                         Retail
                                                                         Service           Pro Forma
                                                         Company         Centers          Adjustments               Pro Forma
                                                         -------         -------          -----------               ---------
Assets
------

Current Assets
     Cash                                                 $ 1,185             $207             $38,146  (A)           $ 39,124
     Trade receivables - Net                               10,095            2,348                  --                   7,747
     Inventories                                            4,942            1,209                  --                   3,733
     Prepaid Expense                                        1,401               --                  --                   1,401
     Deferred Income Taxes                                    300               --                  --                     300
                                                          -------          -------             -------                --------

         Total Current Assets                              17,923            3,764              38,146                  52,305
                                                          -------          -------             -------                --------

Property and Equipment                                     96,287           19,018                  --                  77,269
     Less Accumulated Depreciation                         36,553            7,175                  --                  29,378
                                                          -------          -------             -------                --------

         Total Property and Equipment                      59,734           11,843                  --                  47,891
                                                          -------          -------             -------                --------

Other Assets
     Debt Acquisition Costs - Net                           2,186               --                  --                   2,186
     Excess of Cost Over Fair Value of Net
         Assets Acquired - Net                              7,805            1,459                  --                   6,346
     Deferred Income Taxes                                  2,405               --              (1,840) (B)                565
     Other                                                  1,543                6                  --                   1,537
                                                          -------          -------             -------                --------

         Total Other Assets                                13,939            1,465              (1,840)                 10,634
                                                          -------          -------             -------                --------

Total Assets                                              $91,596          $17,072             $36,306                $110,830
                                                          =======          =======             =======                ========

                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000
                             (Dollars in Thousands)

                                                               Historical
                                                   -------------------------------------
                                                                      Divested
                                                                       Retail
                                                                       Service                Pro Forma
                                                       Company         Centers               Adjustments              Pro Forma
                                                       -------        --------               -----------              ---------
Liabilities and Stockholders'
      Equity (Deficit)
Current Liabilities
     Current Maturities of Long-Term Debt
                                                      $  3,700       $     --                $        --               $  3,700
     Accounts Payable and Accrued Expenses
                                                        15,407          1,055                      7,670  (B)            22,022
                                                      --------       --------                -----------               --------

         Total Current Liabilities                      19,107          1,055                      7,670                 25,722

Long-Term Debt                                         136,310          2,004                         --                134,306
Accrued Self-Insurance Liability                         1,320             --                         --                  1,320
                                                      --------       --------                -----------               --------

         Total Liabilities                             156,737          3,059                      7,670                161,348
                                                      --------       --------                -----------               --------

Stockholders' Equity (Deficit)
     Common; $.001 Par Value; Authorized
         20,000,000 Shares, Issued - 14,291,020
         Shares                                             14             --                         --                     14
     Common Stock Purchase Warrants                      1,227             --                         --                  1,227
     Additional Paid-In Capital                         27,119             --                         --                 27,119
     Retained Earnings (Deficit)                        (5,587)        14,013                     38,146  (A)
                                                                                                  (9,510) (B)             9,036
                                                      --------       --------                -----------               --------

                                                        22,773         14,013                     28,636                 37,396
Treasury Stock at Cost -
      12,704,105 Shares                                (87,914)            --                         --                (87,914)
                                                      --------       --------                -----------               --------

Total Stockholders' Equity (Deficit)                   (65,141)        14,013                     28,636                (50,518)
                                                      --------       --------                -----------               --------

     Total Liabilities and Stockholders' Equity
         (Deficit)                                    $ 91,596       $ 17,072                    $36,306               $110,830
                                                      ========       ========                ===========               ========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED MARCH 31, 2000
                (Dollars in Thousands, Except Per Share Amounts)

                                                            Historical
                                              ------------------------------------
                                                                   Divested
                                                                    Retail
                                                                    Service              Pro Forma
                                                  Company           Centers             Adjustments              Pro Forma
                                                  -------         -----------           -----------              ---------
Operating Revenue                                $ 71,054         $    16,128           $        --              $  54,926
Cost of Product Sold                               39,852               8,749                    --                 31,103
                                                 --------         -----------           -----------              ---------
     Gross Profit                                  31,202               7,379                    --                 23,823
                                                 --------         -----------           -----------              ---------


Operating Costs and Expenses
     Provision for Doubtful Accounts                  143                  69                    --                     74
     General and Administrative                    25,856               4,020                  (256) (C)            21,580
     Depreciation and Amortization                  6,999               1,208                    --                  5,791
     Gain on Sale of Assets                       (13,181)                (17)                   --                (13,164)
                                                 --------         -----------           -----------              ---------
                                                   19,817               5,280                  (256)                14,281
                                                 --------         -----------           -----------              ---------
Operating Income                                   11,385               2,099                   256                  9,542
                                                 --------         -----------           -----------              ---------

Other Expense
     Interest Expense, Net                         13,962                 121                    --                 13,841
     Amortization of Debt
            Discount and Expense                    1,814                  --                    --                  1,814
                                                 --------         -----------           -----------              ---------
                                                   15,776                 121                    --                 15,655
                                                 --------         -----------           -----------              ---------


Income (Loss) Before Income Taxes
     and Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions                           (4,391)               1,978                 256                  (6,113)

Credit for Income Taxes                            (2,559)                  --                  --                  (2,559)
                                                 --------         ------------          ----------               ---------

Income (Loss) Before
     Nonrecurring Charges (Credits)
     Directly Attributable to the
     Transactions                                $ (1,832)              $1,978                $256                 $(3,554)
                                                 ========         ============          ==========               =========

Basic and Diluted Income (Loss)
     Before Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions Per Common
     Share (1,586,915 Shares)                    $(1.15)                $ 1.25                $.16                 $(2.24)
                                                 ======           ============          ==========               ========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999
                (Dollars in Thousands, Except Per Share Amounts)

                                                            Historical
                                              -------------------------------------
                                                                      Divested
                                                                       Retail
                                                                       Service            Pro Forma
                                                  Company              Centers           Adjustments            Pro Forma
                                                  -------             --------           -----------            ---------

Operating Revenue                                     $79,537              $18,810                 $--                  $60,727
Cost of Product Sold                                   36,583                9,212                  --                   27,371
                                              ----------------    -----------------    ----------------        -----------------

     Gross Profit                                      42,954                9,598                  --                   33,356
                                              ----------------    -----------------    ----------------        -----------------

Operating Costs and Expenses
     Provision for Doubtful Accounts                      227                   24                  --                      203
     General and Administrative                        29,264                5,500               (341)  (C)              23,423
     Depreciation and Amortization                      9,359                1,531                  --                    7,828
     (Gain) Loss on Sale of Assets                      (547)                    5                  --                    (552)
                                              ----------------    -----------------    ----------------        -----------------

                                                       38,303                7,060               (341)                   30,902
                                              ----------------    -----------------    ----------------        -----------------

Operating Income                                        4,651                2,538                 341                    2,454
                                              ----------------    -----------------    ----------------        -----------------

Other Expense
     Interest Expense, Net                             11,713                  202                  --                   11,511
      Amortization of Debt
            Discount and Expense                        7,762                   --                  --                    7,762
                                              ----------------    -----------------    ----------------        -----------------

                                                       19,475                  202                  --                   19,273
                                              ----------------    -----------------    ----------------        -----------------

Income (Loss) Before Income Taxes
     and Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions                             (14,824)                2,336                 341                 (16,819)

Credit for Income Taxes                               (5,197)                   --                  --                  (5,197)
                                              ----------------    -----------------    ----------------        -----------------

Income (Loss) Before
     Nonrecurring Charges (Credits)
     Directly Attributable to the
     Transactions                                    $(9,627)               $2,336                $341                $(11,622)
                                              ================    =================    ================        =================



Basic and Diluted Income (Loss)
     Before Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions Per Common
     Share (1,564,050 Shares)                         $(6.16)                $1.49                $.22                  $(7.43)
                                              ================    =================    ================        =================


The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO PRO FORMA FINANCIAL INFORMATION

(A) Reflects the proceeds received on the dispositions of Washington, Oregon, California, Idaho and Nevada retail service centers, including amounts received for accounts receivable and inventories less selling expenses and payoff of related mortgages.

(B) Reflects the provision for income taxes, income tax liability and deferred tax adjustments for the above dispositions at federal and state statutory rates.

(C) Reflects the direct general and administrative expense at the home office level attributable to the disposed service centers.

(D) The effects of the dispositions for the nine months ended March 31, 2000 would result in a $25.9 million gain on sale and a provision for income taxes of $9.5 million. The effects of the dispositions for the year ended June 30, 1999 would result in a $25.6 million gain on sale and a provision for income taxes of $9.4 million. These adjustments have not been included in the above pro forma condensed consolidated statements of operations.

(E) The Company sold nine retail service centers in North Carolina in April 2000 that are not included in the above pro forma financial information. The effects of those dispositions on the Company have been included in the Company's pro forma condensed consolidated financial statements in a Form 8-K which was filed April 17, 2000.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2000

                                           ALL STAR GAS CORPORATION


                                           By: /s/ Valeria Schall
                                              --------------------------------
                                              Name:  Valeria Schall
                                              Title: Executive Vice President